Exhibit 10.1

EXECUTION VERSION

First Amended and Restated

PARTICIPATION AGREEMENT

Between

INTERNATIONAL BUSINESS MACHINES CORP.

And

ADVANCED MICRO DEVICES, INC.

Dated

August 15, 2008

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

This Participation Agreement (“Participation Agreement”) is made effective as of the twenty-fifth (25th) day of June, 2008 (hereinafter referred to as the “Effective Date”) by and between International Business Machines Corporation (“IBM”), incorporated under the laws of the State of New York, U.S.A. and having an office for the transaction of business at 2070 Route 52, Hopewell Junction, NY 12533, U.S.A, and Advanced Micro Devices, Inc. (“AMD” or “Company”), incorporated under the laws of the State of Delaware, U.S.A, and having an office for the transaction of business at One AMD Place, Sunnyvale, CA 94088-3453 for the Development Projects referenced on Exhibit A attached hereto (collectively, the “Development Projects”).

WHEREAS, IBM and Company previously entered into the Third Amendment and Restatement of the “S” Process Development Agreement as of December 28, 2002 (hereinafter “SPDA”) to develop certain SOI process technologies;

WHEREAS, IBM is pursuing or intends to pursue each of the Development Projects alone or in conjunction with one or more Participating Parties, as such Development Projects are more particularly described in the Project Agreements;

WHEREAS, Company seeks to participate as a Participating Party in each of the Development Projects with IBM and the other applicable Participating Parties; and

WHEREAS, IBM seeks to permit such participation in each of the Development Projects based upon the terms and conditions set forth in (i) the applicable Project Agreement (including the Master Terms), which governs matters between and among all Parties, and (ii) this Participation Agreement, which governs certain supplemental matters between IBM and Company.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, as well as for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, IBM and Company agree as follows.

1. Additional Definitions. Unless expressly defined and used with an initial capital letter in this Participation Agreement, the Project Agreement, or the Master Terms, words shall have their normally accepted meanings. Each of the following terms has the meaning ascribed to it below:

“Baseline Fees” is defined in Section 5(a).

“BEOL” (Back End of Line) shall mean those aspects of Background Know-How and Specific Results that are directed to methods and processes of interconnecting the source, gate, or drain electrodes of FET transistors formed on a wafer, including initial passivation of such FET transistors with a dielectric, up to and including polyimide passivation and final via formation but not including Packaging Technology. For the avoidance of doubt, “BEOL” shall not include local interconnects made of tungsten.

“Company Participation Period(s)” is defined in Section 3.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

“Derivative Process(es)” shall have the meaning ascribed to it in Section 7(f).

“Development Projects” means those particular Development Projects identified on Exhibit A.

“Foundry Company(ies)” means an entity having a majority of its revenue arising from the sale of Integrated Circuits wherein all the following conditions are met: (i) the design, or masks and/or mask build data, for such Integrated Circuit product are provided to the Foundry Company from a party other than the Foundry Company; (ii) such Foundry Company played no substantial role in any phase of the design of such product (except for providing standard design libraries, design enablement tools or other intellectual property to the party other than the Foundry Company to specifically assist with the design of the product); and (iii) such Foundry Company is contractually bound to manufacture such product solely for, and to sell such product solely to, such party other than the Foundry Company or its distributor or other recipient solely for the benefit of such party other than the Foundry Company. Foundry Company also includes any other entity that has as its primary business the manufacture of Industry Standard Integrated Circuits, wherein at least fifty percent (50%) of the ownership interest in such entity is held by a Foundry Company (as defined in the first sentence of this paragraph), and wherein such Foundry Company and no other entity provides day-to-day control and decision-making authority as to the manufacturing operations of such entity.

“Foundry Entity” means a Third Party entity which derived more than [****] dollars of revenue from sale of foundry products (defined as for Foundry Products except with such entity named in place of Company) in fiscal year 2007.

“Foundry Product” means an Integrated Circuit wherein all the following conditions are met: (i) the design, or masks and/or mask build data, for such Integrated Circuit product are provided to Company from a Third Party; (ii) Company played no substantial role in any phase of the design of such product (except for providing standard design libraries, design enablement tools or other intellectual property to the Third Party to specifically assist with the design of the product); and (iii) Company is contractually bound to manufacture such product solely for, and to sell such product solely to, such Third Party or its distributor or other recipient solely for the benefit of such Third Party.

“High Performance Information” means aspects of Background Know-How or Specific Results of any one or more Development Projects, except for Industry Standard Information.

“Industry Standard Development Projects” means the Development Projects pursuant to any of the following Project Agreements:

(1) [****]; or

(2) [****]; or

(3) [****]; or

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(4) [****];

(5) [****]; or

(6) [****].

“Industry Standard Information” means Background Know-How or Specific Results of any Industry Standard Development Project and Background Know-How or Specific Results of any other Development Projects other than Protected High Performance Information selected by IBM and Company pursuant to Section 7(f).

“JMP” means a Third Party who is licensed by Company pursuant to Section 7(a) of this Participation Agreement to manufacture Integrated Circuits in a joint manufacturing facility utilizing the Background Know-How and Specific Results of any Development Project (excluding High Sensitivity Pre-T0 Information).

“Key Information” means Industry Standard Information that enables a Third Party to engage in installation of the unit process modules, process integration flow, or yield enhancement activities of the relevant technology excluding information that enables a licensee of such Key Information to 1) sign and confirm that a license exists, 2) present an implementation roadmap for the licensed technology, and 3) build and equip a manufacturing facility, excluding specific recipe details.

“Master Terms” means the Master IBM Joint Development Terms and Conditions that are incorporated by reference into the Project Agreements.

“Net Sales” means the net revenue recorded by Company (including its Wholly Owned Subsidiaries) with respect to the first sale or other transfer of unbumped product wafers less (a) shipping, (b) insurance, and (c) sales, value added, use or excise taxes, to the extent to which such items (a), (b) or (c) are actually paid or allowed, and less allowances to the extent they are actually allowed. If such wafers are sold or otherwise transferred in a higher level of assembly or with further processing or in the course of a transaction that includes other products or services with no separate bona fide price to be charged for such wafers, the applicable Net Sales for the purpose of calculating Revenue Based Fees shall be the fair market value of the unbumped wafers.

“Participation Effective Date” means, for each Development Project, the earlier date referenced under Company Participation Period in Exhibit A for the respective Development Project.

“Participation Agreement” means this “First Amended and Restated Participation Agreement between International Business Machines Corporation and Advanced Micro Devices, Inc.”

“Project Agreement” means the Project Agreement governing the respective Development Project, as referenced on Exhibit A.

“Protected High Performance Information” is defined in Section 7(f).

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

“Revenue Based Fees” is defined in Section 5(b).

“SOI Wafer” shall mean a single-crystal silicon wafer bearing a horizontally-disposed isolating silicon dioxide (SiO2) layer, in turn bearing a single-crystal silicon layer or a polysilicon layer, which is separated from the underlying silicon by the silicon dioxide layer and in which one or more active or passive integrated circuit structures are formed.

“SPDA” is defined in the recitals of this Participation Agreement.

2. Binding Contract; Relationship to the SPDA.

(a) By executing this Participation Agreement and the respective “Participating Party Notification” attached as Exhibit C and upon Company board approval, such approval to be received no later than September 15, 2008 (absent such approval this Agreement shall be null and void ab initio and any Confidential Information received hereunder shall be destroyed), (i) Company joins each of the respective Development Projects as a Participating Party, (ii) Company and the other Participating Parties are each directly contracted to IBM and to each other based upon the terms and conditions of the respective Project Agreement (including the Master Terms and any language herein applicable to the respective Project Agreements), without the need for any additional documentation or signatures by any Party, and (iii) Company is estopped from contesting its direct privity of contract with the other Participating Parties and with IBM on such referenced terms and conditions. Exhibit D provides a list of the Participating Parties in each of the Development Projects as of the Participation Effective Date. IBM will record updates to this list on the respective Project Database.

(b) Company and IBM recognize that certain of their bilateral development effort pursuant to the SPDA must be replaced in order to facilitate IBM and Company’s continued development with other Participating Parties pursuant to the applicable Development Projects. Accordingly, IBM and Company agree that, as of the Participation Effective Date, the development activities pursuant to the SPDA, or portions thereof, listed in Exhibit E to this Participation Agreement permanently end and such development recommences pursuant to such Project Agreements and this Participation Agreement. The SPDA continues in full force and effect, however the parties hereto contemplate terminating the SPDA, in part, in the future subject to negotiating which of the SPDA’s provisions will survive. Notwithstanding the foregoing, as of the date of the last signature hereto, for the Development Projects listed in Exhibit A this Agreement shall supercede the provisions of Sections 5.1-5.3, 5.6, 5.7, 5.8, 5.10, 5.11 and 4.6 of the SPDA.

(c) The language in Exhibits F and G attached hereto contain additional Company-specific terms and conditions agreed to by IBM and Company. Such terms and conditions are incorporated herein and form an integral part of the Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

3. Company Participation Periods; Term. Company shall participate and is only authorized to participate in the Development Project(s), commencing on the Participation Effective Date and continuing for the applicable periods for the Project Agreements referenced in Exhibit A attached hereto (“Company Participation Period(s)”), regardless of whether the applicable Project Term extends beyond a Company Participation Period for such Development Project. The term of this Participation Agreement shall commence on the Effective Date and, unless terminated prior to expiration as set forth elsewhere in the Agreement, shall remain in force until the earlier of (i) expiration or earlier termination of all Project Agreements referenced on Exhibit A, or (ii) December 31, 2015.

4. Company Staffing. Company shall provide IBM with Representatives to work on the Development Projects in accordance with the minimum staffing levels detailed on Exhibit B attached hereto.

5. Company Contributions and Other Payments. In consideration for Company’s right to participate in the Development Projects commencing as of the Participation Effective Date, Company shall timely pay IBM quarterly development fees which are the greater of Baseline Fees pursuant to subsection (a) below or Revenue Based Fees pursuant to subsection (b) below. Company’s contributions will be calculated during the second calendar quarter of each year and be in effect for the subsequent four calendar quarters. Beginning in the fourth calendar quarter of 2008, all such payments shall be made within forty-five (45) days after receipt by Company of a quarterly invoice from IBM but no earlier than on the fifteenth day of the first month of each calendar year quarter. For the third calendar quarter of 2008, such payments shall be made within forty-five (45) days after receipt by Company of an invoice from IBM but in no case later than September 30, 2008.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(a)	Baseline Fees, in millions of dollars per calendar quarter, shall be determined according to the tables below.

3Q08	4Q08	1Q09	2Q	3Q	4Q	1Q10	2Q	3Q	4Q	1Q11	2Q	3Q	4Q	1Q12
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

2Q12	3Q	4Q	1Q13	2Q	3Q	4Q	1Q14	2Q	3Q	4Q	1Q15	2Q	3Q	4Q
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

(b) Revenue Based Fees shall be calculated based on Company’s Net Sales during Company’s preceding fiscal year of products or services manufactured using, embodying, derived from or otherwise based upon any Background Know-How or Specific Results of a Development Project as follows:

(i) [****] percent ([****]%) of Net Sales for products, consumed by Advanced Micro Devices, Inc., or sold or transferred to Advanced Micro Devices, Inc. by any permitted assignee hereunder of Advanced Micro Devices, Inc., based upon substantially all of the High Performance Information derived from the relevant high performance Development Project, plus;

(ii) [****] percent ([****]%) of Net Sales (excluding for clarity Net Sales from (i) above) for products, consumed by Advanced Micro Devices, Inc., or sold or transferred to Advanced Micro Devices, Inc. by any permitted assignee hereunder of Advanced Micro Devices, Inc., based upon Industry Standard Information, plus;

(iii) [****] percent ([****]%) of Net Sales for products based upon Specific Results or Background Know-How of any Development Project and sold to, transferred to or consumed by any third party who is licensed by IBM to manufacture products using Specific Results or Background Know-How of the same Development Project, plus;

(iv) [****] percent ([****]%) of Net Sales for products based upon Specific Results or Background Know-How of any Development Project and sold to, transferred to or consumed by any third party who is licensed by IBM to Specific Results or Background Know-How of the same Development Project wherein such license does not include the right to manufacture products using such Specific Results or Background Know-How, plus;

(v) [****] percent ([****]%) of Net Sales for products sold to, transferred to or consumed by any other third party.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

The percentage values stated above in 5(b)(i) through (v) will prospectively change to [****], [****], [****], [****], and [****] percent, respectively, should Company merge with or acquire (including reverse merger or reverse acquisition) [****] (“[****]”) while [****] is a Participating Party in a major node IBM Development Project or within nine (9) months after [****] ceases to be a Participating Party in a major node IBM Development Project.

For avoidance of doubt each product consumed by, sold to or transferred to Advanced Micro Devices, Inc. or any third party shall fall under only one revenue category under subsections 5.(b)(i) through (v) above for purposes of calculating Revenue Based Fees.

Company’s quarterly Revenue Based Fees shall be one quarter of the amount indicated above. For avoidance of doubt, the establishment of a half-node process technology Development Project(s) and Company’s participation in such project(s) will not increase Company’s fee schedule.

Company’s total yearly Revenue Based Fees in any given year shall not exceed two (2) times the corresponding yearly amount of Company’s Baseline Fees indicated above. Should Company merge with or acquire (including reverse merger or reverse acquisition) [****] (“[****]”) then Company’s total yearly Revenue Based Fees in that year and any subsequent year shall not exceed three (3) times the corresponding yearly amount of Company’s Baseline Fees indicated above.

To the extent it has the right to do so, which right IBM will make a good faith effort to obtain, IBM shall promptly notify Company after it enters into, or terminates or alters, any relevant licensing arrangement affecting the appropriate categorization of transfers above which would allow Company to correctly calculate Revenue Based Fees under subsections (iii) and (iv) above. Company shall not be liable for any underpayments which result from IBM’s failure to provide such notification. No later than March 31 of each calendar year, Company shall provide to IBM a written statement containing Company’s Net Sales during the preceding fiscal year in each of the above categories, the calculated percentages according to the above and the total amount of Revenue Based Fees. Company shall maintain a complete, clear and accurate record of the quantity of products sold or otherwise transferred or consumed and any other relevant information to the extent it is required to determine whether they are reporting the correct Revenue Based Fees hereunder. To ensure compliance with the terms and conditions of this Agreement, IBM shall have the right to audit all relevant accounting, technical and sales books and records of Company. The audit will be conducted by a mutually acceptable audit firm, and shall be conducted following reasonable prior written notice (at least forty-five (45) days in advance) during regular business hours at an office where such records are normally maintained and in such a manner as not to interfere with Company’s normal business activities and shall be restricted only to those records necessary to verify Company’s obligations hereunder. The audit report provided to IBM may only include

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

the information necessary to determine whether or not any underpayment or overpayment exists, and if it exists, the amount of such underpayment or overpayment. IBM shall instruct the auditor to include only business information in the audit report to IBM. IBM shall use the business information reported by the auditor only for the purpose of determining royalty payments and for no other purpose. In no event shall audits be made hereunder more frequently than once in every twelve (12) months and the audit shall not cover any records from a period of time previously audited. If any audit should disclose any underpayment or overpayment, the owing Party shall within forty-five (45) days pay the difference. The cost of such audit will be borne by IBM. Company shall be provided with a copy of the audit report within a reasonable period of time after its completion. The independent audit firm shall not be hired on a contingent fee basis and Company shall have the right to require such audit firm to sign a confidentiality agreement sufficient to protect Company’s confidential information.

(c) Company shall be liable for interest on any overdue payment under this Agreement commencing on the date such payment becomes due at an annual rate equal to eighteen percent (18%) per year. If such interest rate exceeds the maximum legal rate in the jurisdiction where a claim therefor is being asserted, the interest rate shall be reduced to such maximum legal rate.

(d) IBM shall apply the payments of this Section 5 towards Development Project costs and not for any license rights granted by any Party to any other Party for Background Know-How.

(e) In consideration for the licenses granted to Company to Background Know-How of the 32nm Bulk Industry Standard Semiconductor Process Technology and 32nm Bulk-Industry Standard Enablement Technology Development Projects, Company shall pay to IBM [****] dollars ($[****]) according to the following schedule: $[****] on or before September 30, 2008; $[****] on or before December 30, 2008, $[****] on or before January 15, 2009; $[****] on or before April 15, 2009 and $[****] on or before July 15, 2009; which obligation shall be irrevocable and which payment when made shall be non-refundable. The first two payments under this section will be due and payable on the respective dates specified with this Agreement serving as the invoice. All subsequent payments shall be made within forty-five (45) days after receipt by Company of a quarterly invoice from IBM; however, in no case will Company be required to payment before the dates specified above.

(f) Each Party shall bear and pay all taxes (including, without limitation, sales and value added taxes) imposed upon it by the national government or political subdivision thereof, of any country in which they are doing business as a result of the existence of this Agreement or the exercise of its rights hereunder. Except as expressly provided in this Agreement, neither Party shall be entitled to any payment, cost reimbursement, or other compensation from the other for services, deliverables and rights granted to the other Party hereunder. Each Party shall bear all its own expenses incurred in the performance of this Agreement. All payments due hereunder shall be paid in United States dollars.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

6. Limitation Amount. Notwithstanding the Limitation Amount provided in the Project Agreement, the Limitation Amount as between IBM and Company for all Development Projects in the aggregate is [****] dollars.

7. Confidentiality; Information Transfers; Licenses to Background Know-How.

(a) Joint Manufacturing Rights. IBM hereby grants to Company the right to disclose and sublicense Background Know-How and Specific Results of any Development Project (excluding High Sensitivity Pre-T0 Information) subject to the following requirements. Company may sublicense no more than two (2) JMPs for a maximum of a total of two (2) joint manufacturing facilities with a combined maximum capacity of producing [****] 300 mm wafers per month for such technology consumed by, or supplied to the JMPs. Said combined maximum volume amount for a specific technology will apply until the confidentiality period for that specific technology expires. Company must own greater than fifty percent (50%) interest (defined in the same manner as for Subsidiary) in the joint manufacturing facility and the JMP own the remaining interest except for any interest owned by a government entity or institutional investor (“Inactive Owners”). The Inactive Owners shall not be in the business of manufacturing Integrated Circuits and will not be granted access to any Key Information. Company and the JMP will provide day-to-day control and decision making authority as to the manufacturing operations of their joint manufacturing facility. The JMP will derive no more than fifty percent (50%) of its total revenue from foundry related business. The JMP will not be based in Asia (which for purposes of this Section 7(a) Asia does not include Japan, Korea or Singapore). The JMP will not have the right to use the licensed technology to provide foundry services. The JMP will not have the right to use the licensed technology other than in the joint manufacturing facility. The JMP will not be any party who contracts with IBM to conduct joint development of semiconductor process technology any sooner than 18 months after the later termination of either the IBM joint development or joint manufacturing partner relationship between IBM and such aforementioned company. The joint manufacturing facility will not be located in Asia. Notwithstanding the foregoing, [****] may be a JMP.

If Company builds or has built a manufacturing facility for the purpose of exercising Company’s rights and performing Company’s obligations under the immediately preceding paragraph of this Section 7(a) and Company and a first or second JMP cannot utilize all of the combined maximum capacity of [****] 300 mm wafers per month, then six (6) months prior to start of installation of any process technology for volume production for any unutilized combined maximum capacity, and yearly thereafter for any uncontracted, unutilized combined maximum capacity, Company will so notify IBM in writing, and IBM will have the right of first refusal of the unutilized combined maximum capacity at a price to IBM of the then current average market price for such wafers less twenty percent (20%), but in no event will such price to IBM be greater than that offered by Company to its most favored customer under substantially similar terms and conditions. For the capacity that IBM refuses, Company may sell foundry wafers

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

including Foundry Products subject to this Section 7(a) to Third Parties (other than those that are not permitted to be a JMP) provided that: (i) all such sales are made more than two (2) years after the applicable L2 for the technology in which such wafers are manufactured and (ii) all such sales shall be included in the calculation of Revenue Based Fees under Section 5(b). The foregoing notification obligation will cease when the confidentiality obligation for a technology expires.

(b) Have-Made Rights. Except as expressly provided herein, Company shall have no right to disclose or sublicense Background Know-How or Specific Results of any Development Project for the purpose of having products made by a Third Party in a manufacturing process whose minimum critical dimension is less than or equal to that of the 32nm High Performance Semiconductor Process Technology Development Project or the 32nm Industry Standard Semiconductor Process Technology Development Project.

(c) Third Party Joint Development. Except as specifically set forth in a Project Agreement or in this Participation Agreement, Company shall have no right to disclose or sublicense Background Know-How or Specific Results of any Development Project to any Third Party for the purpose of engaging in joint development of semiconductor process or design enablement technology with such Third Party.

(d) Foundry Entities. IBM shall not disclose to a Foundry Entity any Key Information prior to one (1) year after the applicable Qualification. Furthermore, IBM shall not allow a Foundry Entity to become a Participating Party in any Development Project to which Company is a Participating Party or in which Development Project Company is actively in negotiation with IBM to become a Participating Party until six (6) months after IBM has offered participation in such Development Project to Company or immediately upon Company declining such participation, whichever is earlier.

(e) Foundry Services. Notwithstanding anything to the contrary in this Agreement, Company may use High Performance Information to produce Foundry Products or produce Foundry Products on SOI Wafers only for sale, lease or transfer to IBM, other Participating Parties in the Development Project from which such High Performance Information is derived, licensees of such High Performance Information from IBM or sale, lease or transfer to Advanced Micro Devices, Inc. from any subsequent assignee. For avoidance of doubt, Industry Standard Information may be used to produce Foundry Products for any Third Party, subject to all the terms and conditions of this Agreement including Section 5(b) of this Participation Agreement.

(f) Derivative Processes and Protected High Performance Information.

The license granted to Company in Section 8.1 of the Master Terms shall include the right for Company to utilize one or more aspects of Industry Standard Information for the development and qualification of its own, proprietary derivative process(es) (“Derivative Process(es)”) and for developing, engineering, manufacturing, using, marketing, selling, servicing and otherwise disposing of Integrated Circuits utilizing such Derivative Process(es), other than Integrated Circuits created using High Performance Information, such Integrated Circuits being designed by any party. It is expressly confirmed that such license shall include the right for Company to develop Derivative Process(es).

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

The IBM Project Leader and the Company Project Leader shall mutually agree on a documented list of elements of the Specific Results and Background Know-How thereof that may not be utilized in a Derivative Process (“Protected High Performance Information”). The following criteria will be seriously considered when defining elements included as Protected High Performance Information:

•	such elements do not include Background Know-How or Specific Results of any Industry Standard Development Project to the extent, and only to the extent, included in such Development Project,

•	in the reasonable belief of the IBM and Company Representatives such elements are not being targeted for or included in the applicable technology node of other Foundry Companies,

•

such elements are not reported in the literature in sufficient detail that they can be implemented based upon reported results and methods, combined with “residuals” (as defined in Section 9.1 of the Master Terms) and limited experimental development, and

•	such elements do not include BEOL or Lithography steps.

The IBM and Company Management Committee Members shall attempt to agree upon a designation of Protected High Performance Information no later than ninety (90) days after the T0 exit checkpoint for the applicable Development Project.

If significant elements of high performance Specific Results or Background Know-How become available at any time after the initial designation of Protected High Performance Information and before the T1 exit (“T1” date) of the applicable high performance Development Project, the IBM Project Leader may provide additional such elements for designation as Protected High Performance Information and shall consult with the Company Project Leader, who shall provide his input as to the applicability of such elements for designation as Protected High Performance Information. The IBM and Company Management Committee Members shall mutually agree upon the designation of such elements within ninety (90) days. Such elements shall be treated as Protected High Performance Information until mutually agreed upon by IBM and Company.

Any elements of Specific Results or Background Know-How that are or that become Industry Standard Information for a given Development Project shall automatically be included as Industry Standard Information in preceding (larger node) Development Projects and shall not be treated as Protected High Performance Information for such preceding Development Project(s).

In addition to the process described above in this Section 7(f) the documented list may be updated from time to time by written mutual agreement of the Management Committee Members of IBM and Company.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

If the Project Leaders fail to agree on the designation or removal of elements of high performance Specific Results or Background Know-How as Protected High Performance Information, the decision will be escalated to the Management Committee Members of IBM and Company, and if necessary to the Designated Executives, for resolution. If upon such escalation the Designated Executives are unable to agree on the designation or removal of such elements as Protected High Performance Information, IBM shall make the final determination.

(g) If Company exercises its right to assign this Participation Agreement as provided in Section 8, Company will have the additional right to disclose the following portions of Specific Results and/or Background Know-How from high performance Development Projects to Advanced Micro Devices, Inc. and its Wholly Owned Subsidiaries (the “AMD Group”) for the purpose of providing the AMD Group with Foundry Product:

Descriptions of manufacturing process flow (excluding detailed process information that could enable a party to engage in installation of unit process modules) as reasonably necessary for AMD Group to work with Company in the development of DFM techniques and structures, and to assess layout considerations, electrical performance, reliability, yield, cost, risk and/or schedule; and

Detailed information relating to processes used for FET, only to the extent necessary to support device level simulation for the purpose of modeling the electrical behavior of such devices.

(h) If Company exercises its right to assign this Participation Agreement as provided in Section 8, Company and Advanced Micro Devices, Inc., and its Wholly Owned Subsidiaries will have the additional right to disclose the following portions of Specific Results and/or Background Know-How to Advanced Micro Devices, Inc.’s customers for the purpose of exercising Company’s rights under this Agreement:

•	process roadmap and development schedule for the Development Project(s);

•	simplified process flow (indicative of rough number of process and mask steps); and

•	reliability data and specifications.

(i) Disclosures made pursuant to Sections 7(g) and 7(h), above, shall be subject to all the confidentiality terms and conditions of Section 4(c) of the relevant Project Agreement(s) and, in addition, in the case of the Joint Development Project Agreement for Pre-T0 Semiconductor Technology Research, Section 4(d).

8. Assignment. No Party may assign any of its rights or delegate any of its obligations under this Agreement without prior written permission from the other Party. Any attempted such assignment or delegation without such permission shall be null and void. If IBM reorganizes its business so as to set up a Wholly Owned Subsidiary that shall include the entire business and assets responsible for such IBM’s performance of its obligations under this Agreement, then Company agrees that the permission to assign and

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

delegate to such Wholly Owned Subsidiary shall not be unreasonably withheld. Furthermore, IBM may assign its right to receive payments under this Agreement. Notwithstanding the foregoing, if Company reorganizes its business so as to set up a Wholly Owned Subsidiary or new legal entity that shall include substantially its entire business and assets related to manufacturing of semiconductor wafers, or if Company’s entire business and assets related to manufacturing of semiconductor wafers is acquired by a Third Party, then Company may assign all of its rights and delegate all of its obligations under this Agreement without prior permission of IBM to such Wholly Owned Subsidiary, new legal entity or acquiring Third Party. For avoidance of doubt, such an assignment by Company will not be deemed a Change of Control under this Participation Agreement.

9. Termination. In addition to Section 12 of the Master Terms, the following termination terms and conditions apply as between IBM and Company:

(a) The following Sections of this Participation Agreement survive and continue to bind IBM and Company and their legal representatives, successors and assigns after the expiration of this Participation Agreement: 1, 2 (only to the extent necessary for the validity of the surviving terms), 6, 7, 9, 10, 12, 14; provided, however, a Company’s surviving license and disclosure rights pursuant to Section 7 only apply to the information as it existed at the end of its participation in the applicable Development Project. In addition, certain provisions of the Master Terms and Project Agreement survive, as detailed in each agreement, respectively. For clarity, the expiration of this Participation Agreement does not, in and of itself, affect the SPDA.

(b) Either Party shall have the right to immediately terminate this Agreement as to a breaching Party (as defined herein in 1), 2), 3) or 4) below) by giving written notice of termination to the other Party if the other Party (the “breaching Party”) 1) becomes insolvent or permanently ceases doing business; 2) is adjudged bankrupt or insolvent or files a petition for bankruptcy; 3) goes into liquidation; or 4) undergoes a Change of Control.

A “Change of Control” shall be deemed to have occurred if (a) there shall be consummated (i) any consolidation or merger of a Party in which such Party is not the continuing or surviving entity, or pursuant to which shares of such Party’s equity securities would be converted into cash, securities or other property, other than a consolidation or merger of such Party in which the holders of such Party’s equity securities immediately prior to the merger have substantially the same proportionate ownership of equity securities of the surviving entity immediately after the merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of such Party; (b) the equity holders of a Party shall approve any plan or proposal for the liquidation or dissolution of such Party, or (c) any person (as such term is used in section 13(d) and 14(d) (2) of the Securities Exchange Act of 1934 (the Exchange Act”) other than a Party or any employee benefit plans sponsored by such Party, shall become the beneficial owner (within the meaning of

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

Rule 13d-3 under the Exchange Act) of securities of the company representing: (i) more than one third of voting securities having the voting power of such Party’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, or otherwise, only if such person and its Subsidiaries exceeded ten billion US dollars in revenue from the sale of microprocessors in calendar year 2001; or (ii) fifty percent (50%) or more of voting securities having the voting power of such Party’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, or otherwise. Notwithstanding the foregoing, a change of ownership or control effected solely through an investment of Venture Capitalist(s) in a Party shall not be considered a “Change of Control.” For the avoidance of doubt, a change of ownership or control of Company effected through an initial public offering of Company (unless effected solely through such a Venture Capitalist investment) shall be considered a “Change of Control” only if it meets the criteria set forth above in clauses (a), (b) or (c) of this paragraph. “Venture Capitalist” means an investor or prospective investor of either Party whose business is primarily investment or banking and specifically not the development, sale or manufacture of Integrated Circuits, computer or network systems or infrastructure for the foregoing. For avoidance of doubt, such a transaction wherein the beneficial owner of voting securities is Advanced Micro Devices, Inc. or a Venture Capitalist shall not be considered a Change of Control.

(c) If either Party to this Agreement fails to perform or violates any material obligation of this Agreement, then, upon thirty (30) days written notice to the breaching Party specifying such failure or violation (the “Default Notice”), the non-breaching Party may terminate this Agreement as to the breaching Party, without liability, unless:

The failure or violation specified in the Default Notice has been cured within a thirty (30) day period; or

The failure or violation reasonably requires more than thirty (30) days to correct (specifically excluding any failure to pay money), and the breaching Party has begun substantial corrective action to remedy the failure or violation within such thirty (30) day period and diligently pursues such action, in which event, termination shall not be effective unless ninety (90) days has expired from the date of the Default Notice without such corrective action being completed and the failure or violation remedied.

(d) Company shall have the right to immediately terminate (without liability to any Party) this Agreement by giving written notice of termination to IBM, if IBM sells, leases, exchanges or otherwise transfers (in one transaction or a series of related transactions) the assets of its microelectronics business unit required to perform its obligations under this Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(e) In the event that Company does not reorganize its business so as to set up a new legal entity that shall include substantially its entire business and assets related to manufacturing of semiconductor wafers, or that substantially all of Company’s business and assets related to manufacturing of semiconductor wafers is not acquired by a Third Party (each referred to as a “Failed Funding”) prior to March 31, 2009, then Company shall provide IBM written notice of the Failed Funding. In such event, Company shall have thirty (30) days to elect, by written notice to IBM, one of the following alternatives: (i) to terminate this amendment prospectively without cause and for convenience; or (ii) to extend the time period for the effectiveness of this amendment for up to an additional nine (9) months in order to seek alternative funding for the new entity. Upon expiration of the additional funding term, set forth in subsection (ii) above, if applicable, and Company’s written notification to IBM that the new entity has not then received adequate funding, this amendment shall automatically expire. All payments due and owing prior to termination or expiration of this amendment shall remain due and owing and shall be timely paid.

10. Patent Licenses/No Patent Licenses. As contemplated in Section 8 of the Master Terms, Exhibit A sets forth whether Company is a Patent Participating Party for each of the respective Development Project(s).

11. Company Information; Participating Parties. In connection with Company’s execution of this Participation Agreement, IBM shall provide a copy of each such Participating Party Notification to the other respective Participation Parties in order to, among other things, demonstrate Company as a Participating Party in each such Development Project. Notwithstanding anything in the respective Agreement to the contrary, Company expressly permits IBM to share the following information with Third Parties who IBM believes may wish to participate in the subject Development Project(s): (i) the identity of the Company and (ii) whether Company is a Patent Participating Party for the applicable Development Project(s). IBM will promptly deliver to Company copies of all other Participating Parties’ existing Participating Party Notification documents and subsequently executed Participating Party Notification documents for all Development Projects set forth on Exhibit A.

12. General.

(a) This Participation Agreement supplements the respective Project Agreement (including the Master Terms) and provides supplemental information as between IBM and Company that was intentionally omitted from the Project Agreement. Therefore, this Participation Agreement is not a stand-alone agreement, but as between IBM and Company, merges with and becomes part of the terms and conditions of the respective Project Agreement. There are no intended third party beneficiaries to this Participation Agreement, including the other Participating Parties; provided, however, Company is executing and providing a Participating Party Notification for each Development Project, and such document is for the express benefit of all Participating Parties. Promptly after the Participation Effective Date, Company agrees to complete, execute and deliver to IBM one Participating Party Notification in the form attached as Exhibit C hereto for each Development Project.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(b) This Participation Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but each of which together shall constitute one and the same agreement. Confirmed facsimile signatures shall have the same effect as original signatures for the purpose of executing or amending the Participation Agreement. Once signed by IBM and Company, any reproduction of this Participation Agreement by reliable means (e.g. a facsimile, electronic scanning, or photocopy) shall be considered an original.

13. Access to the CSR. The “CSR Access Terms” identified in Exhibit F to the Joint Development Project Agreement for Pre-T0 Semiconductor Technology Research do not apply to Company so long as the Participation Agreement for IBM CSR Development Associate for the Center for Semiconductor Research at Albany Nanotech by and between IBM, Company and the Research Foundation of the State University of New York remains in effect.

14. Separate Development Scope. For clarity, in addition to IBM and Company’s joint development with one or more other parties pursuant to the Development Projects, IBM and Company shall continue to jointly pursue any development activities under the SPDA, or portions thereof, not identified in Exhibit E to this Participation Agreement exclusively pursuant to the terms and conditions of the SPDA.

15. Extension of Project Agreements. If the Project Term of the relevant Project Agreement is extended in accordance with Section 6 of such Project Agreement, then Company is, without additional consideration, entitled to participate in such extended Project Term until December 31, 2015.

16. Additional Activities. If at any time during the term of this Agreement, IBM initiates one or more development projects covering development of the next major industry standard or high performance technology node after 22nm, IBM will notify Company, and then Company agrees to participate in at least one such development project under the terms and conditions of this Agreement and such participation will be set forth in a signed, written amendment hereto. If IBM has not established any such development project by [****], then this Agreement and Company’s participation in all Development Projects may be terminated by either party hereto, without liability to any Party, as of [****], and Company will have no further payment obligations under Section 5 herein provided, however, that if such a development project is established after [****], but prior to either party hereto’s exercise of its preceding right to terminate, the preceding right to terminate shall lapse. If IBM establishes a Development Project covering the next major technology node after 22nm in only high performance technology, or if IBM establishes Development Projects for the next major technology node after 22nm in both industry standard and high performance technology and Company declines to participate in such high performance Development Project, then the parties hereto will renegotiate reduced Company’s quarterly development fees (whether Baseline Fees or Revenue Based Fees) based on the scope of the Development Project in which Company agrees to participate, which will be set forth in a signed written amendment hereto. For the avoidance of doubt, a “next major technology node” shall not include a half node.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

IN WITNESS WHEREOF, IBM and Company have caused this Participation Agreement to be executed by their duly authorized representatives as of the Participation Effective Date.

Advanced Micro Devices, Inc.		International Business Machines Corporation

By:	/s/ D.A. Grose	By:	/s/ Bernard S. Meyerson
Name:	D.A. Grose	Name:	Bernard S. Meyerson
Title:	SVP Manufacturing Technology	Title:	VP & CTO
Date:	August 15, 2008	Date:	August 15, 2008

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

EXHIBIT A – DEVELOPMENT PROJECTS

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

EXHIBIT B – COMPANY STAFFING

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

EXHIBIT C - PARTICIPATING PARTY NOTIFICATION.

Re: Participating Party Notification - Joint Development Project Development Agreement for [                    ] (“Development Project”) dated as of [                    ].

To the Participating Parties (current and future) in the Development Project:

[                                    ] (“Company”) represents and warrants to IBM and the Participating Parties (for clarity, current and future) in the above-referenced Development Project that: (i) [                                         ] has joined the above-referenced Development Project as a Participating Party as of the date listed below by signing a Participation Agreement with IBM, and (ii) Company and the other Participating Parties are each directly contracted to IBM and to each other based upon the terms and conditions of the Project Agreement (including the Master Terms), without the need for any additional documentation or signatures by any Party, and (iii) Company is estopped from contesting its direct privity of contract between itself and the other Participating Parties, and between itself and IBM on such terms and conditions. All terms not defined herein are defined in the Project Agreement.

Below is specific information applicable to the Company for the above-referenced Development Project:

1.	Company Name and Address: [ ].

2.	Company [is] [is not] a “Patent-Participating Party” for the above-referenced Development Project (See Section 8.6 of the Master Terms).

3.	“Notice Address” for the Company (See Section 13 of the Master Terms): [ ]

4.	Company “Designated Executive” and contact information (See Section 18 of the Master Terms): [ ]

5.	Company “Management Committee Member” and contact information (See Section 13 of the Master Terms): [ ]

6.	Company “Project Leader” and contact information (See Section 13 of the Master Terms): [ ]

7.	Company “Technical Coordinator” and contact information (See Section 13 of the Master Terms): [ ]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

8.	Company is currently scheduled to participate in the Development Project from until , but the actual end date is subject to change without advance notice to the other Participating Parties.

Except for item 2 above, Company may update the representatives, contact, and notice information provided above. If Company elects to do so, it shall provide the revised information to the IBM Designated Executive for inclusion on the Project Database. No update is effective until reflected on the Project Database.

This document is non-confidential, and Company requests that IBM provide the above information to all Participating Parties and update the Project Database to reflect the above information.

[COMPANY NAME]

By:
Name:
Title:
Date:

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

EXHIBIT D – PARTICIPATING PARTIES (as of the August 8, 2008)

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

EXHIBIT E – APPLICABLE SPDA PROCESS DEVELOPMENT PROJECTS

CMOS 12S (for clarity, excluding CMOS 12SeD)

CMOS 12S2

CMOS 13S (for clarity, excluding CMOS 13SeD)

CMOS 13S2

CMOS 14S

Pre-T0 Activities, excluding bump technology

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

EXHIBIT F – COMPANY ADDITIONAL PROJECT REQUIREMENTS

1. Chemical & Environmental Information

To the extent one Party (the “Disclosing Party”) possesses such information and has the right to disclose it to the other Party (the “Receiving Party”), as set forth below, the Disclosing Party agrees to provide the Receiving Party with the following Chemical and Environmental Information described in (A) and (B) below (“C&E Information”) under this Agreement:

(A)	C&E Information supplied to the Disclosing Party by third parties:

For each material used in Development Projects in which Receiving Party is a Participating Party, Disclosing Party will grant receiving party access to any related MSDS as well as any chemical constituent information not listed in the MSDS unless the Providing Party is prohibited from providing such chemical constituent information with the Receiving Party.

To the extent that this information is provided by IBM, this C&E Information shall be provided by IBM EFK site chemical and environmental professionals.

(B)	C&E Information created or gathered by IBM as Disclosing Party.

(i) Until the earlier of: (a) Company ceases to be a Participating Party under a Development Project, or (b) IBM determines as part of a facility or corporate wide policy that its best interest is served by terminating its alliance development companies’ access to this information, IBM will continue to permit Company to have access to CI ENV 116 (see [****].

(ii) Until the earlier of: (a) Company ceases to be a Participating Party under a Development Project, or (b) IBM determines as part of a facility or corporate wide policy that its best interest is served by terminating its alliance development companies’ access to this information, IBM will provide Company Chemical Authorization Requests and Notification of Approvals relating to the active Development Projects. Information is to be provided by IBM EFK site chemical and environmental professionals.

(iii) With respect to the semiconductor manufacturing equipment jointly evaluated under the Semiconductor Manufacturing Equipment Evaluation Agreement, dated as of April 21, 2004 between IBM and Company or as reasonably requested by Company, IBM will supply the following information (“Emissions Information”) with respect to the emissions from any such tool (the “Emissions”): (a) the current drain type to which such Emissions is connected, (b) the current exhaust system type

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

to which such Emissions is connected, (c) a recent calculated average emission rate (mass per day) with respect to the emission stream flowing out of a tool, and (d) a generic description of the current type of waste abatement or treatment that IBM applies to such emission stream (for example, combustion-type scrubbers). For the avoidance of doubt, IBM can not and will not parse the Emissions Information to specifically link any portion of the Emissions to any particular technology node that is utilized with respect to such tool. Information is to be provided by IBM EFK site chemical and environmental professionals.

IBM Toxicology will share with Company new hazards (not identified in current MSDSs) for any chemicals found in the technologies covered within this Agreement, for the term of each Project Agreement, that may be assessed in future upstream chemical reviews, subject to the following:

•	IBM is not obligated to perform additional toxicology searches nor provide toxicology services to Company.

•	Data will be provided “AS IS” with no warranty being made as to the accuracy or suitability of the data for a particular purpose.

(C) With respect to all C&E Information, subject to the terms above, Disclosing Party will make good faith efforts to provide such C&E Information unless Disclosing Party is restricted from providing such C&E Information by contractual obligations that Disclosing Party has established with one or more third parties.

(D) For confidentiality obligations that Disclosing Party enters into with third parties in the future and that relate to an active Development Project, Disclosing Party will request that such third party give Disclosing Party the right to make such disclosures to the Receiving Party. In addition, as and if reasonably requested, Disclosing Party will provide Receiving Party with a list of suppliers with whom Disclosing Party has a confidential disclosure agreement in place, which confidential disclosure agreement relates to a Development Project and restricts Disclosing Party’s ability to disclose C&E Information to Receiving Party.

The obligations under Section 1 of this Exhibit F will terminate immediately upon the termination of the Participation Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

2. Additional Pre-T0 Joint Development Project Requirements

The following changes modify the terms and conditions of the Joint Development Project Agreement for Pre-T0 Semiconductor Technology Research as indicated. In case of conflict, the requirements below will govern.

(a) For clarity, the following Pre-T0 In-Scope Technical Subjects are not included in Exhibit E to this Participation Agreement:

•	Bump technology

•	Non-solder interconnect technology

•	[****]

Including applicable tool development, mechanical models, constituent equations, reliability (e.g., fatigue model) and electromigration results)

(b) For clarity and as provided for in Exhibit D of the Project Agreement for Pre-T0 Semiconductor Technology Research, it is the responsibility of the Steering Committee to approve changes in Pre-T0 In-Scope Technical Subjects and projects as set forth in Exhibit A to the Project Agreement for Pre-T0 Semiconductor Technology Research, with final approval to be provided from the Management Committee.

(c) For clarity, IBM and Company hereby acknowledge that all Participating Parties to the Joint Development Project Agreement for Pre-T0 Semiconductor Technology Research, shall have access to all Specific Results and Background Know-How of such Development Project and that documentation procedures will be established by mutual agreement of the respective Project Leaders during the course of the Development Project.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G – ADDITIONAL COMPANY TERMS AND CONDITIONS

1. Intentionally Omitted.

2. In addition to the primary Development Facilities specified in a Project Agreement pursuant to Section 2.2 of the Master Terms and Conditions, Company and IBM Project Leaders will mutually agree to the use of any additional Development Facilities in which Company’s Representatives will work and will seek approval from the Management Committee in the case of a conflict.

3. Notwithstanding language to the contrary in section 4.1.2 of the Master Terms and Conditions, the following shall apply:

If the Designated Executives are unable to resolve a party’s hereto concern raised under Section 4.1.2, the Company and IBM will negotiate a mutually agreeable reasonable wind down plan (which may include negotiation of fees) to terminate the development relationship set forth in this Agreement for any or all Development Project(s).

If the conditions for wind-down set forth in Section 4.1.2 of the Master Terms are met for any process technology Development Project, then such wind down shall include the corresponding design enablement Development Project for the same technology node.

4. Company shall also have the right to disclose the following portions of the Specific Results and Pre-T0 Information (except for High Sensitivity Pre-T0 Information) to Third Parties, but solely for the purpose of enabling such Third Party to assist Company in exercising the rights granted to it hereunder:

4.1. wafers and/or information to have equipment maintained; or

4.2 spice models, design-related data (netlists, GDS), device models, verification decks; or

4.3 for clarity, Company’s disclosure rights under Section 4(c)2 of a Project Agreement shall include the right to disclose reliability data and specifications.

5. Company’s rights under the respective Development Agreement to disclose wafers and process information to tool vendors as required to have equipment maintained shall extend to all companies that provide such equipment maintenance to Company.

6. Notwithstanding language to the contrary in Section 6.1 of the Master Terms, failure to achieve Strategic Technology Objectives or the Development Schedule shall constitute a basis to extend the Project Term, but only as provided for in Section 15 of this Participation Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

7. Intentionally Omitted.

8. As between IBM and Company, the confidentiality provisions of Section 7.3 of the Master Terms shall not apply to Specific Results and Background Know-How and other information of any Party in the case that such information is not labeled in accordance with Section 7.2 of the Master Terms.

9. To the extent that either party hereto enters into a development agreement with its equipment, design, and materials suppliers and elects to disclose the results of any such development to the other party hereto as Background Know-How under a Development Project or Pre-T0 Activity, and to the extent the disclosing party hereto has the right to do so, the disclosing party hereto agrees to notify the other party hereto of such development agreement. Furthermore, the disclosing party hereto will consent to include a reasonable number of Representatives of the other party hereto in technical discussions with each such supplier. The parties hereto will use reasonable efforts to accommodate such technical discussions at either party’s hereto facilities or via teleconference. Any additional information generated at such meetings shall be the Background Know-How of the party hereto who has entered into such development agreement.

10. Bump Technology.

10.1 The Parties agree that all terms and conditions of the “C-4 Agreements” shall continue in full force and effect, and shall not be superseded by this Agreement. For purposes of this Agreement, the “C-4 Agreements” shall mean collectively (1) the C-4 Plating Technology Transfer and Licensing Agreement between Company and IBM having a last signature date of April 29, 1999; (2) the C-4 Tighter Pitch Workshop Agreement between Company and IBM having a last signature date of March 23, 2001; (3) the C-4 Technical Assistance and Short Loop Support Agreement between Company and IBM having a last signature date of July 16, 2001; and (4) the Letter Agreement having a signature date of September 13, 2004.

10.2 If at any time during the term of this Agreement, IBM initiates one or more development projects covering development of bump technology, IBM will notify Company, and if Company agrees to participate in at least one such development project under the terms and conditions of this Agreement and such participation will be set forth in a signed, written amendment hereto. IBM agrees that Company will not be required to pay any additional fees to IBM for participation in such development project or access to said bump technology. If a separate bump technology development agreement is entered between IBM and any Third Party(ies), IBM will use reasonable efforts to include Company in such development efforts, subject to the negotiation of mutually agreeable terms and conditions between Company and the participants in such development efforts.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

a. If Bump Technology is established as a Development Project under this Section 10.2: (i) the Parties agree that Company may exercise at least the same rights to use and implement and have the same obligations with regard to said bump technology as Company currently exercises and has under the C-4 Agreements and (ii) if the Parties, thereafter, mutually agree to expand the scope of a bump technology Development Project, such expansion will be governed by the terms and conditions of Section 14 of the Master Terms.

10.3 If bump technology is established as a Development Project, the Parties will provide, to the extent a Party has the right to do so without the payment of additional compensation to any Third Party, to the bump technology Development Project any relevant information as Background Know-How. Additionally, to the extent that IBM does enter a separate bump technology development agreement with a Third Party and IBM has the right to do so without the payment of additional compensation to any Third Party, IBM will grant a sublicense to Company to the technology developed thereunder without requiring any additional fees, which sublicense shall be consistent with the licenses granted to Company under this Agreement and the C-4 Agreements.

11. For the avoidance of doubt, as set forth in Section 10.1 of this Exhibit G, Company shall be permitted to perform bumping for up to [****] 200mm semiconductor wafers per calendar quarter and up to [****] 300mm semiconductor wafers per calendar quarter for third parties. For each 200mm wafer bumped for third parties in excess of [****] per calendar quarter, Company shall pay IBM a royalty of [****] percent ([****]%) of the bumping price charged by Company to the third parties. For each 300mm wafer bumped for third parties in excess of [****] per calendar quarter, Company shall pay IBM a royalty of [****] percent ([****]%) of the bumping price charged by Company to the third parties. Company’s royalty obligation shall continue until December 31, 2011, after which time, Company may bump an unlimited number of wafers for third parties with no further royalty or reporting obligations, including no additional fees for Company or the third parties who have products bumped by Company. The audit provisions of the last paragraph of Section 5(b) hereto shall apply to royalty obligations in this Section 11.

12. Development Projects shall be conducted primarily at the IBM Development Facilities and the parties hereto agree that the process technology development projects performed under this Agreement (except for under the Pre-T0 Development Project) will be conducted primarily in IBM’s 300mm East Fishkill Facility, unless otherwise agreed to by the Parties.

13. Should IBM desire, at its own discretion, that the process technology development projects performed under this Agreement (except for under the Pre-T0 Development

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

Project) be primarily conducted at facilities other than IBM’s 300mm East Fishkill facility, it shall provide notice of such desire to Company no later than one (1) year prior to the intended change. The parties hereto will meet to discuss and attempt to agree on such a move. If the parties hereto are unable to reach agreement, the Designated Executives of IBM and Company shall negotiate a mutually agreeable reasonable wind down plan to terminate (for convenience and without liability to either party hereto) the development relationship set forth in this Agreement.

14. For clarity and pursuant to Section 4(a) of the Pre-T0 Project Agreement, restrictions on High Sensitivity Pre-T0 Information shall not apply to Background Know-How or Specific Results of any other Development Project in which Company is a Participating Party.

15. For the avoidance of doubt, if Company exercises its right to assign this Participation Agreement as provided in Section 8, Advanced Micro Devices, Inc. will continue to have the right to disclose to companies providing design services to Advanced Micro Devices, Inc., library/IP creators, Electronic Design Automation (“EDA”) vendors, consultants (such consultants including design service providers, integrated circuit designers, and external subcontractors) (collectively, “Consultants/Designers”) as may be reasonably necessary to enable the design of Advanced Micro Devices, Inc. Integrated Circuits or Semiconductor Products. By way of example and not limitation, examples of the general types of information that are “reasonably necessary” for disclosure are as follows:

A.	Design rules for the Development Project;

B.	Simplified process flow information (indicative of rough number of process and mask steps and excluding detailed process flow information and detailed process specifications);

C.	Design manual;

D.	Device models;

E.	Checking decks;

F.	Electrical characterization / model information; and

G.	Model to hardware comparisons;

H.	Reliability data and specifications.

Disclosures pursuant to this Section will not be made without a written agreement between Advanced Micro Devices, Inc. and the recipient Third Party. Such written agreements shall be subject to the following:

(a)	such agreements must obligate the recipient to utilize the disclosed information solely for the benefit of the discloser and for no other purpose; and

(b)	such disclosures shall be subject to confidentiality terms and conditions that are the same or substantially similar to those set forth in this Agreement, and at a minimum must have a confidentiality term that is no shorter than five (5) years.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

16. Company agrees to provide [****] Representatives to the Development Projects in addition to the Representatives assigned to work on the Development Projects as of June 30, 2008. Company will use commercially reasonable efforts to assign such additional Representatives to work in the Development Facilities according to the following schedule: [****] additional Representatives as of October 31, 2008; [****] additional Representatives as of February 28, 2009; and five (5) additional Representatives as of June 30, 2009. However, if Company fails to provide such [****] additional Representatives by June 30, 2009, or if Company’s number of Representatives subsequently falls below such staffing level, then Company’s quarterly Baseline Fees will increase by [****] dollars ($[****]) per Representative for each month where such shortfall exists.

17. In addition to the documents (currently in Exhibit C) of the respective Process Technology Project Agreements, the following will also be provided: Design Services Code (cheese/fill) and techfile documentation.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.